Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

(Amendment No. )

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[   ]  Definitive Additional Materials

[   ]  Soliciting Material under Section 240.14a-12

Templeton Dragon Fund, Inc.

 (Name of Registrant as Specified in its Charter)

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TEMPLETON DRAGON FUND, INC.

IMPORTANT SHAREHOLDER INFORMATION

These materials are for the Annual Meeting of Shareholders (the “Meeting”) scheduled for May 23, 2024, at 12 Noon, Eastern time. The enclosed materials discuss the proposals (the “Proposals” or each, a “Proposal”) to be voted on at the Meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Dragon Fund, Inc. (the “Fund”). If you specify a vote on a Proposal, your proxy will be voted as you indicate. If you specify a vote on a Proposal, but not both Proposals, your proxy will be voted as specified on such Proposal and, on the Proposal for which no vote is specified, your proxy will be voted FOR such Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any Proposal, your proxy will be voted FOR the Proposals.

We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

We are urging all shareholders to take advantage of voting by mail, Internet or telephone (separate instructions are listed on the enclosed proxy card to vote by telephone or through the Internet). Additionally, while we anticipate that the Meeting will occur as planned on May 23, 2024, there is a possibility that the Meeting may be postponed or the location or approach may need to be changed, including the possibility of holding a virtual meeting, for the health and safety of all Meeting participants. Should this occur, we will notify you by issuing a press release and filing an announcement with the U.S. Securities and Exchange Commission as definitive additional soliciting material. If you plan to attend the Meeting in person, please note that we will be holding the Meeting in accordance with any recommended and required social distancing and safety guidelines, as applicable.

We welcome your comments. If you have any questions, call Fund Information at (800) DIAL BEN®/342-5236.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, instructions are enclosed.

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TEMPLETON DRAGON FUND, INC.

NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders (the “Meeting”) of Templeton Dragon Fund, Inc. (the “Fund”) will be held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 on May 23, 2024, at 12 Noon, Eastern time.

During the Meeting, shareholders of the Fund will vote on the following Proposals:

1.        The election of three Directors, Ann Torre Bates, Terrence J. Checki, and David W. Niemiec, of the Fund to hold office for the terms specified.

2.        The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2024.

By Order of the Board of Directors,

Navid J. Tofigh

Vice President and Secretary

April 2, 2024

Please sign and promptly return the proxy card or voting instruction form in the enclosed self-addressed envelope regardless of the number of shares you own. If you have any questions, call Fund Information at (800) DIAL BEN®/342-5236.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON MAY 23, 2024

The Fund’s Notice of Annual Meeting of Shareholders, Proxy Statement and form of Proxy are available on the Internet at https://vote.proxyonline.com/franklin/docs/tdf2024.pdf. The form of Proxy on the Internet site cannot be used to cast your vote.

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TEMPLETON DRAGON FUND, INC.

PROXY STATEMENT

◆ INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Directors of Templeton Dragon Fund, Inc. (the “Fund”), in connection with the Fund’s Annual Meeting of Shareholders (the “Meeting”), has requested your vote.

Who is eligible to vote?

Shareholders of record at the close of business on March 11, 2024, are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy statement, and the proxy card were first mailed to shareholders of record on or about April 2, 2024.

On what issues am I being asked to vote?

You are being asked to vote on two Proposals:

1.        The election of three Directors, Ann Torre Bates, Terrence J. Checki, and David W. Niemiec, of the Fund; and

2.        The ratification of the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2024.

How do the Fund’s Directors recommend that I vote?

The Directors unanimously recommend that you vote FOR the election of the three nominees for Director and FOR the ratification of the selection of PwC as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2024.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, instructions are enclosed. Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on either of the Proposals, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote on either Proposal 1 or 2, your proxy will be voted FOR the election of all nominees for Director of the Fund and FOR the ratification of the selection of PwC as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2024.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

What if my shares are held in a brokerage account?

If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card or voting instruction form to your broker rather than to the Fund.

May I attend the Meeting in Person?

Shareholders of record at the close of business on March 11, 2024, are entitled to attend the Meeting. Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or a letter from a custodian or broker-dealer confirming ownership, as of March 11, 2024, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is limited. Shareholders without proof of ownership and identification will not be admitted.

We are urging all shareholders to take advantage of voting by mail, Internet or telephone (separate instructions are listed on the enclosed proxy card to vote by telephone or through the Internet). Additionally, while we anticipate that the Meeting will occur as planned on May 23, 2024, there is a possibility that the Meeting may be postponed or the location or approach may need to be changed, including the possibility of holding a virtual meeting, for the health and safety of all Meeting participants. Should this occur, we will notify you by issuing a press release and filing an announcement with the U.S. Securities and Exchange Commission (“SEC”) as definitive additional soliciting material. If you plan to attend the Meeting in person, please note that we will be holding the Meeting in accordance with any recommended and required social distancing and safety guidelines, as applicable.

◆ THE PROPOSALS

PROPOSAL 1: ELECTION OF DIRECTORS

How are nominees selected?

The Board of Directors of the Fund (the “Board” or the “Directors”) has a Nominating Committee consisting of Edith E. Holiday (Chairperson), J. Michael Luttig and Larry D. Thompson, none of whom is an “interested person” of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). Directors who are not interested persons of the Fund are referred to as the “Independent Directors,” and Directors who are interested persons of the Fund are referred to as the “Interested Directors.”

The Nominating Committee is responsible for selecting candidates to serve as Directors and recommending such candidates (a) for selection and nomination as Independent Directors by the incumbent Independent Directors and the full Board; and (b) for selection and nomination as Interested Directors by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Director: (1) that such candidate be independent from relationships with the Fund’s investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Franklin Templeton/Legg Mason fund complex or a closed-end business development company primarily investing in non-public entities. The Nominating Committee has not adopted any specific policy on the issue of diversity, but will consider diversity among other factors such as experience, education and skill sets, in its consideration of new candidates to the Board.

When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Directors, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Director, including as an Independent Director, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by the Qualifying Fund Shareholder and the length of time that the shares have been owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between the Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by the Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board; (f) whether the Qualifying Fund Shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Director of the Fund if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter is attached as Exhibit A to this proxy statement.

Who are the nominees and Directors?

The Board is divided into three classes. Each class has a term of three years. Each year, the term of office of one class expires. This year, the terms of three Directors expire: Ann Torre Bates, Terrence J. Checki and David W. Niemiec. These individuals have been nominated for three-year terms, set to expire at the 2027 Annual Meeting of Shareholders. These terms continue, however, until their successors are duly elected and qualified.

All of the nominees are currently members of the Board and deemed to be Independent Directors. In addition, all of the current nominees and Directors are also directors or trustees of other investment companies within the Franklin Templeton/Legg Mason fund complex.

Interested Directors of the Fund hold director and/or officer positions with, or are principal stockholders of, Franklin Resources, Inc. (“Resources”) and its affiliates. Resources is a publicly owned holding company, a principal stockholder of which is Rupert H. Johnson, Jr., who beneficially owned approximately 21% of its outstanding shares as of December 31, 2023. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation or by his spouse, of which he disclaims beneficial ownership. Resources, a global investment management organization operating as Franklin Templeton, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange (“NYSE”) listed holding company (NYSE: BEN). Rupert H. Johnson, Jr., a Director of the Fund, is the uncle of Gregory E. Johnson, Chairman of the Board, Vice President and Director of the Fund. There are no other family relationships among the Directors or nominees for Director.

Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated to serve as Directors.

In addition to personal qualities, such as integrity, in considering candidates for the Fund’s Board, the Nominating Committee seeks to find persons of good reputation whose experience and background evidence that such person has the ability to comprehend, discuss and critically analyze materials and issues presented, in exercising judgments and reaching informed conclusions relevant to fulfillment of a Fund Director’s duties and fiduciary obligations. Information on the business activities of the nominees and other Directors during the past five years and beyond appears below, and it is believed that the specific background of each Director evidences such ability and is appropriate to his or her serving on the Fund’s Board. As indicated, Harris J. Ashton has served as a chief executive officer of NYSE listed public corporations; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. Government; David W. Niemiec has served as a chief financial officer of a major corporation; Ann Torre Bates has served as a chief financial officer of a major corporation and as a board member of a number of public companies; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge and thirteen years of experience as Executive Vice President and General Counsel of a major public company; Constantine D. Tseretopoulos has professional and executive experience as founder and Chief of Staff of a hospital; Terrence J. Checki has served as a senior executive of a Federal Reserve Bank and has vast experience evaluating economic forces and their impact on markets, including emerging markets; Mary C. Choksi has an extensive background in asset management, including founding an investment management firm; and Rupert H. Johnson, Jr. and Gregory E. Johnson are both high ranking executive officers of Resources.

Listed below with the business activities of the nominees and Directors are their names and years of birth, their positions and length of service with the Fund and the number of portfolios in the Franklin Templeton/Legg Mason fund complex that they oversee, and other directorships held.

Nominees for Independent Director to serve until 2027 Annual Meeting of Shareholders:
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton/ Legg Mason Fund Complex Overseen by Director*	Other Directorships Held During at Least the Past Five Years
Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2008	29

Ares Strategic Income Fund (closed-end investment management company) (September 2022–present); Ares Capital Corporation (specialty finance company) (2010–present); and formerly, United Natural Foods, Inc. (food distribution) (2013–2023) and Navient Corporation (loan management, servicing and asset recovery) (2014–2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995–1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Terrence J. Checki (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2023	118	Hess Corporation (exploration of oil and gas) (2014–present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996–present); Member of the National Committee on U.S.-China Relations (1999–present); member of the board of trustees of the Economic Club of New York (2013–present); member of the board of trustees of the Foreign Policy Association (2005–present); member of the board of directors of Council of the Americas (2007–present) and the Tallberg Foundation (2018–present); and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995–2014); and Visiting Fellow at the Council on Foreign Relations (2014).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2005	29	Hess Midstream LP (oil and gas midstream infrastructure) (2017–present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998–2001) and SBC Warburg Dillon Read (investment banking) (1997–1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991–1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982–1997).

Independent Directors serving until 2026 Annual Meeting of Shareholders:
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton/ Legg Mason Fund Complex Overseen by Director*	Other Directorships Held During at Least the Past Five Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 1994	118	Bar-S Foods (meat packing company) (1981–2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2016	118

Omnicom Group Inc. (advertising and marketing communications services) (2011–present) and White Mountains Insurance Group, Ltd. (holding company) (2017–present); and formerly, Avis Budget Group Inc. (car rental) (2007–2020).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015–2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987–2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977–1987).

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2009	118	Boeing Capital Corporation (aircraft financing) (2006–2010).

Principal Occupation During at Least the Past 5 Years:

Counselor and Special Advisor to the CEO and Board of Directors of the Coca-Cola Company (beverage company) (2021–present); and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (2019–2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006–2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991–2006).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton/ Legg Mason Fund Complex Overseen by Director*	Other Directorships Held During at Least the Past Five Years
Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 1998	19	None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987–present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985–1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982–1985).

Independent Directors serving until 2025 Annual Meeting of Shareholders:
Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Director	Director since 1996 and Lead Independent Director since 2007	118

Hess Corporation (exploration of oil and gas) (1993–present); Santander Holdings USA (holding company) (2019–present); and formerly, Santander Consumer USA Holdings, Inc. (consumer finance) (2016–2023), Canadian National Railway (railroad) (2001–2021), White Mountains Insurance Group, Ltd. (holding company) (2004–2021), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999–2015) and H.J. Heinz Company (processed foods and allied products) (1994–2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990–1993); General Counsel to the United States Treasury Department (1989–1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988–1989).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton/ Legg Mason Fund Complex Overseen by Director*	Other Directorships Held During at Least the Past Five Years
Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2005	118

Graham Holdings Company (education and media organization) (2011–2021); The Southern Company (energy company) (2014–2020; previously 2010–2012) and Cbeyond, Inc. (business communications provider) (2010–2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015–present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015–present; previously 2011–2012); and formerly, Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017–2020); Executive Vice President—Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012–2014); Senior Vice President—Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004–2011); Senior Fellow of The Brookings Institution (2003–2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001–2003).

Interested Directors serving until 2025 Annual Meeting of Shareholders:
**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Director	Since 2013	118	None

Principal Occupation During at Least the Past 5 Years:

Director (Vice Chairman), Resources; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Resources and of certain funds in the Franklin Templeton/Legg Mason fund complex.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton/ Legg Mason Fund Complex Overseen by Director*	Other Directorships Held During at Least the Past Five Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Vice President and Director	Chairman of the Board and Vice President since 2023 and Director since 2006	128	None

Principal Occupation During at Least the Past 5 Years:

Executive Chairman, Chairman of the Board and Director, Resources; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Resources and of certain funds in the Franklin Templeton/Legg Mason fund complex; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013–2020) and President (1994–2015) Resources.

 *      We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton/Legg Mason fund complex. These portfolios have a common investment manager or affiliated investment manager, and also may share a common underwriter.

**      Rupert H. Johnson, Jr. and Gregory E. Johnson are “interested persons” of the Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund’s board of directors. Rupert H. Johnson, Jr. is considered an interested person of the Fund due to his position as an officer, director and major shareholder of Resources, which is the parent company of the Fund’s investment manager. Gregory E. Johnson is considered an interested person of the Fund due to his position as an officer, director and shareholder of Resources and his position with the Fund. Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson. The remaining Directors of the Fund are Independent Directors.

The following tables provide the dollar range of the equity securities of the Fund and of all U.S. registered funds in the Franklin Templeton/Legg Mason fund complex beneficially owned by the Directors as of March 11, 2024:

Independent Directors: Name of Director	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in all Funds in the Franklin Templeton/Legg Mason Fund Complex
Harris J. Ashton..................................................................................................	$1—$10,000	Over $100,000
Ann Torre Bates.................................................................................................	$10,001—$50,000	Over $100,000
Terrence J. Checki.............................................................................................	None	Over $100,000
Mary C. Choksi..................................................................................................	None	Over $100,000
Edith E. Holiday.................................................................................................	$1—$10,000	Over $100,000
J. Michael Luttig................................................................................................	$1—$10,000	Over $100,000
David W. Niemiec.............................................................................................	None	Over $100,000
Larry D. Thompson...........................................................................................	$1—$10,000	Over $100,000
Constantine D. Tseretopoulos..........................................................................	None	Over $100,000

Interested Directors: Name of Director	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in all Funds in the Franklin Templeton/Legg Mason Fund Complex
Rupert H. Johnson, Jr........................................................................................	$10,001—$50,000	Over $100,000
Gregory E. Johnson...........................................................................................	None	Over $100,000

(1)        Dollar range based on NYSE closing price on March 11, 2024.

How often do the Directors meet and what are they paid?

The role of the Directors is to provide general oversight of the Fund’s business and to ensure that the Fund is operated for the benefit of all of the Fund’s shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund’s investment performance, and will meet more frequently as necessary. The Directors also oversee the services furnished to the Fund by Templeton Asset Management Ltd., the Fund’s investment manager (the “Investment Manager”), and various other service providers.

The Fund’s Independent Directors also serve as independent Board members of 11 other Templeton investment companies in the Franklin Templeton/Legg Mason fund complex. As of March 1, 2023, each Independent Director is paid an annual retainer fee of up to $220,000, together with a $10,000 per meeting fee for attendance at each regularly scheduled Board meeting, a portion of which fees are allocated to the Fund. To the extent held, compensation also may be paid for attendance at specially called Board meetings. The Fund’s Lead Independent Director is paid an annual supplemental retainer of $50,000 for service to such investment companies, a portion of which is allocated to the Fund. Board members who serve on the Audit Committee of the Fund and such other investment companies receive an annual retainer fee of up to $10,000, together with a $3,000 fee per Audit Committee meeting attended, a portion of which is allocated to the Fund. The Chairman of the Audit Committee of the Fund and the other investment companies receives an additional retainer of $25,000 per year, a portion of which is allocated to the Fund.

During the fiscal year ended December 31, 2023, there were six meetings of the Board, five meetings of the Audit Committee, and two meetings of the Nominating Committee. Each Director then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served. The Fund does not currently have a formal policy regarding Directors’ attendance at the annual shareholders’ meeting. No Directors attended the Fund’s last annual meeting held on May 25, 2023.

Independent Directors are also reimbursed for expenses incurred in connection with attending Board meetings. The Interested Directors and certain officers of the Fund who are shareholders of Resources are not compensated by the Fund for their services, but may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton. The Investment Manager or its affiliates pay the salaries and expenses of the officers and the Interested Directors. No pension or retirement benefits are accrued as part of Fund expenses.

The table below indicates the total fees paid to the Independent Directors by the Fund individually and by all of the funds in the Franklin Templeton/Legg Mason fund complex. These Directors also serve as directors or trustees of other funds within Franklin Templeton, many of which hold meetings at different dates and times. The

Directors and the Fund’s management believe that having the same individuals serving on the boards of multiple funds within Franklin Templeton enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can bring their experience and talents to, and effectively oversee the management of, several funds.

Name of Director	Aggregate Compensation from the Fund(1)	Total Compensation from Franklin Templeton/ Legg Mason Fund Complex(2)	Number of Boards within Franklin Templeton/ Legg Mason Fund Complex on which Director Serves(3)
Harris J. Ashton.......................................................................	$4,752	$650,849	35
Ann Torre Bates(4)....................................................................	$5,295	$677,798	14
Terrence J. Checki...................................................................	$5,291	$759,849	35
Mary C. Choksi.......................................................................	$4,752	$695,225	35
Edith E. Holiday......................................................................	$5,601	$782,097	35
J. Michael Luttig.....................................................................	$5,295	$710,097	35
David W. Niemiec...................................................................	$5,687	$632,083	14
Larry D. Thompson.................................................................	$4,752	$692,097	35
Constantine D. Tseretopoulos...............................................	$5,118	$305,297	11

(1)        Compensation received for the fiscal year ended December 31, 2023.

(2)        Compensation received for the 12 months ended December 31, 2023.

(3)        We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton/Legg Mason fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible.

(4)        Ms. Bates is also an independent trustee of Franklin Mutual Series Funds and may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to independent board members who have served seven years or longer for such fund.

Board members historically have followed a policy of having substantial investments in one or more of the funds within Franklin Templeton, as is consistent with their individual financial goals. This policy was formalized in February 1998, and revised in May 2019, through the adoption of a requirement that each Board member annually invest one-third of the fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds (which may include the Fund) until the value of such investments equals or exceeds three times the annual retainer and regular Board meeting fees paid to such Board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member’s fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost. All of the current members of the Board, including the Fund’s nominees, are compliant with this policy.

Who are the Executive Officers of the Fund?

Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for the Executive Officers, are their names, years of birth and addresses, as well as their positions and length of service with the Fund, and principal occupations during at least the past five years.

Name, Year of Birth and Address	Position	Length of Time Served
Gregory E. Johnson	Chairman of the Board, Vice President and Director	Chairman of the Board and Vice President since 2023 and Director since 2006

Please refer to the table “Interested Directors serving until 2025 Annual Meeting of Shareholders” for additional information about Mr. Gregory E. Johnson.
Ted P. Becker (1951) 280 Park Avenue New York, NY 10017	Chief Compliance Officer	Since June 2023

Principal Occupation During at Least the Past 5 Years:

Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of Franklin Templeton Fund Adviser, LLC (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason (2006–2020); Managing Director of Compliance of Legg Mason & Co. (2005–2020).

Christopher Kings (1974) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer— Finance and Administration	Since January 2024

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.
Susan Kerr (1949) 280 Park Avenue New York, NY 10017	Vice President— AML Compliance	Since 2021

Principal Occupation During at Least the Past 5 Years:

Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, Franklin Distributors LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Jeffrey W. White (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since January 2024

Principal Occupation During at Least the Past 5 Years:

Chief Financial Officer, Chief Accounting Officer & Treasurer and officer of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Director and Assistant Treasurer within Franklin Templeton Global Fund Tax and Fund Administration and Financial Reporting (2017–2023).

Name, Year of Birth and Address	Position	Length of Time Served
Manraj S. Sekhon (1969) 7 Temasek Blvd. #38-03 Suntec Tower One Singapore, 038987	President and Chief Executive Officer— Investment Management	Since 2018

Principal Occupation During at Least the Past 5 Years:
Chief Investment Officer, Franklin Templeton Emerging Markets Equity; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.
Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Vice President since 2015 and Secretary since September 2023

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

PROPOSAL 2: RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

How are independent auditors selected?

The Board has a standing Audit Committee currently comprised of David W. Niemiec (Chairman), Ann Torre Bates, Terrence J. Checki, J. Michael Luttig and Constantine D. Tseretopoulos, all of whom are Independent Directors and considered to be “independent” as that term is defined by the NYSE’s listing standards. The Audit Committee is responsible for the appointment, compensation and retention of the Fund’s independent registered public accounting firm (“independent auditors”), including evaluating their independence, recommending the selection of the Fund’s independent auditors to the full Board, and meeting with such independent auditors to consider and review matters relating to the Fund’s financial reports and internal controls.

Which independent auditors did the Board select?

The Audit Committee and the Board have selected the firm of PwC as the independent auditors for the Fund for the current fiscal year. PwC has examined and reported on the fiscal year-end financial statements dated December 31, 2023, and certain related SEC filings. You are being asked to ratify the Board’s selection of PwC for the current fiscal year ending December 31, 2024. Services to be performed by the independent auditors include examining and reporting on the fiscal year-end financial statements of the Fund and certain related filings with the SEC.

The selection of PwC as the independent auditors for the Fund for the fiscal year ending December 31, 2024, was recommended by the Audit Committee and approved by the Board on February 26, 2024. PwC’s reports on the financial statements of the Fund for the fiscal years for which it has served as auditors did not contain an adverse opinion or a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope or accounting principles.

The Audit Committee and the Board have been advised by PwC that neither PwC nor any of its members have any material direct or indirect financial interest in the Fund. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available to respond to appropriate questions.

◆ AUDITOR INFORMATION

Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $50,368 for the fiscal year ended December 31, 2023, and $50,317 for the fiscal year ended December 31, 2022.

Audit-Related Fees. There were no fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above for the fiscal years ended December 31, 2023, and December 31, 2022.

In addition, the Audit Committee pre-approves PwC’s engagement for audit-related services to be provided to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. For the fiscal years ended December 31, 2023, and December 31, 2022, there were no fees paid to PwC for such services.

Tax Fees. There were no fees paid to PwC for professional services rendered by PwC to the Fund for tax compliance, tax advice and tax planning (“tax services”) for the fiscal years ended December 31, 2023, and December 31, 2022.

In addition, the Audit Committee pre-approves PwC’s engagement for tax services to be provided to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The aggregate fees paid to PwC for such services were $70,000 for the fiscal year ended December 31, 2023, and $70,000 for the fiscal year ended December 31, 2022. The services for which these fees were paid included global access to tax platform International Tax View.

All Other Fees. There were no fees paid to PwC for products and services rendered by PwC to the Fund, other than the services reported above for the fiscal years ended December 31, 2023, and December 31, 2022.

In addition, the Audit Committee pre-approves PwC’s engagement for other services to be provided to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The aggregate fees paid to PwC for such services were $5,500 for the fiscal year ended December 31, 2023, and $171,195 for the fiscal year ended December 31, 2022. The services for which these fees were paid included fees in connection with licenses for accounting and business knowledge platform Viewpoint, for the fiscal years ended December 31, 2023, and 2022, and fees in connection with a license for employee development tool ProEdge, for the fiscal year ended December 31, 2022.

Aggregate Non-Audit Fees. The aggregate fees paid to PwC for non-audit services rendered by PwC to the Fund or to the Investment Manager and to any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund were $75,500 for the fiscal year ended December 31, 2023, and $241,195 for the fiscal year ended December 31, 2022.

The Audit Committee has considered whether the provision of the non-audit services that were rendered to the Investment Manager and to any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund is compatible with maintaining PwC’s independence.

Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted written pre-approval policies and procedures within the meaning of Rule 2-01(c)(7)(i) of Regulation S-X. As a result, the services described above that are subject to Audit Committee pre-approval and provided by PwC must be directly pre-approved by the Audit Committee or by a designated member of the Audit Committee pursuant to delegated authority.

Audit Committee Charter. The Board has adopted and approved a formal written charter for the Audit Committee which sets forth the Audit Committee’s responsibilities. A copy of the charter is attached as Exhibit B to this proxy statement.

As required by the charter, the Audit Committee reviewed the Fund’s audited financial statements and met with management, as well as with PwC, the Fund’s independent auditors, to discuss the financial statements for the fiscal year ended December 31, 2023.

Audit Committee Report. The Audit Committee received the written disclosures and the letter(s) from PwC mandated by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding PwC’s communications with the Audit Committee concerning independence. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with the Audit Committee’s review of the financial statements and PwC’s report, the members of the Audit Committee discussed with a representative of PwC, PwC’s independence, as well as the matters required to be discussed by the applicable requirements of the PCAOB and the SEC, including, but not limited to, the following: PwC’s responsibilities in accordance with generally accepted auditing standards; PwC’s responsibilities for information prepared by management that accompanies the Fund’s audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management’s judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether the auditors encountered any difficulties in dealing with management in performing the audit; and PwC’s judgments about the quality of the Fund’s accounting principles.

Based on its review and discussions with management and PwC, the Audit Committee did not become aware of any material misstatements or omissions in the Fund’s financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2023, for filing with the SEC.

AUDIT COMMITTEE

David W. Niemiec (Chairman)

Ann Torre Bates

Terrence J. Checki

J. Michael Luttig

Constantine D. Tseretopoulos

◆ ADDITIONAL INFORMATION ABOUT THE FUND’S BOARD OF DIRECTORS

Board Role in Risk Oversight. The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management in consultation with the Board and its counsel. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the Investment Manager’s initiative. In addition, the Audit Committee of the Board meets regularly with the Investment Manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the Investment Manager’s investment risk personnel meet regularly with the Board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives and commodities, if applicable.

With respect to valuation, the Investment Manager provides periodic reports to the Board that enable the Board to oversee the Investment Manager, as the Board’s Valuation Designee, in monitoring and assessing material risks associated with fair valuation determinations, including material conflicts of interest. In addition, the Board reviews the Investment Manager’s performance of an annual valuation risk assessment under which the Investment Manager seeks to identify and enumerate material valuation risks which are or may be impactful to the Fund including, but not limited to (1) the types of investments held (or intended to be held) by the Fund, giving consideration to those investments’ characteristics; (2) potential market or sector shocks or dislocations which may affect the ongoing valuation operations; and (3) the extent to which each fair value methodology uses unobservable inputs. The Investment Manager reports any material changes to the risk assessment, along with appropriate actions designed to manage such risks, to the Board.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Investment Manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. In accordance with SEC rules, the Independent Directors meet regularly in executive session with the CCO and the CCO prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and approves such procedures for certain of the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Investment Manager periodically provides an enterprise risk management presentation to the Board to describe the way in which risk is managed on a complex-wide level. The presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

Board Structure. Seventy-five percent or more of the Fund’s Board members consist of Independent Directors who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the Board is also served by a Lead Independent Director. The Lead Independent Director, together with independent counsel, reviews proposed agendas for Board meetings and generally acts as a liaison with Fund management with respect to questions and issues raised by the Independent Directors. The Lead Independent Director also presides at separate meetings of Independent Directors held in advance of each scheduled Board meeting where various matters, including those being considered at such Board meeting, are discussed. It is believed such structure and activities assure that proper consideration is given at Board meetings to matters deemed important to the Fund and its shareholders.

◆ ADDITIONAL INFORMATION ABOUT THE FUND

The Investment Manager. The Investment Manager of the Fund is Templeton Asset Management Ltd., a Singapore company with a branch office at The Chater House, 17th Floor, 8 Connaught Road Central, Hong Kong. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.

The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC (“FT Services”), with offices at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Manager. Pursuant to a subcontract for administrative services, FT Services performs certain administrative functions for the Fund. JPMorgan Chase & Co. (“JPMC”), 270 Park Avenue, New York, NY 10017, has an agreement with FT Services to provide certain sub-administrative services for the Fund.

The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is Equiniti Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

The Custodian. The custodian for the Fund is JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.

Other Financial Information. The Fund’s latest audited financial statements and annual report for the fiscal year ended December 31, 2023, are available free of charge. To obtain a copy, please call (800) DIAL BEN®/342-5236 or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Principal Shareholders. As of March 11, 2024, the Fund had 25,353,108 shares outstanding. The Fund’s shares are listed on the NYSE (NYSE: TDF). To the knowledge of the Fund’s management, as of March 11, 2024, there were no entities holding beneficially or of record more than 5% of the Fund’s outstanding shares, except as shown in the following table:

Name and Address of Beneficial Ownership	Amount and Nature of Beneficial Ownership	Percent of Outstanding Shares
City of London Investment Group PLC..............................................................................	7,933,984*	31.3%
City of London Investment Management Company Limited 77 Gracechurch Street London EC3U 0AS England

*              The nature of beneficial ownership is sole voting and dispositive power as reported on Form 13G/A, filed with the SEC on January 4, 2024.

Lazard Asset Management Limited..................................................................................	2,682,930**	7.94%
Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112

**            The nature of beneficial ownership is sole voting and dispositive power as reported on Form 13G/A, filed with the SEC on February 14, 2024.

Allspring Global Investments Holdings, LLC................................................................	2,219,848***	6.57%
Allspring Global Investments Holdings, LLC 525 Market Street, 10th Fl San Francisco, CA 94105

***         The nature of beneficial ownership is sole voting and dispositive power as reported on Form 13G/A, filed with the SEC on January 12, 2024.

In addition, to the knowledge of the Fund’s management, as of March 11, 2024, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Directors and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

Contacting the Board of Directors. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Directors at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

◆ FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies.  Your vote is being solicited by the Directors. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their reasonable expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but also may include telephone, facsimile, electronic or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Directors and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that current NYSE Rules permit the broker-dealers to vote on the Proposals on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Quorum. A majority of the Fund’s shares entitled to vote at the Meeting—present in person or represented by proxy—constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote at the Meeting for purposes of determining whether the required quorum of shares exists.

Method of Tabulation.  Provided a quorum is present or represented at the Meeting, Proposal 1, the election of Directors, requires that a Director receive a majority of the votes cast with respect to that Director at the Meeting. This means that the number of shares voted “FOR” a Director must exceed the number of shares cast “AGAINST” that Director. Proposal 2, ratification of the selection of the independent registered public accounting firm, requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast and, therefore, will not be counted for purposes of obtaining approval of either proposal. Broker non-votes are not expected since the Proposals are considered routine proposals.

Simultaneous Meetings. The Meeting is to be held at the same time as the annual meeting of shareholders of Templeton Emerging Markets Income Fund. If any shareholder at the Meeting objects to the holding of simultaneous meetings and moves for an adjournment of the Meeting to a time promptly after the simultaneous meetings, the persons designated as proxies will vote in favor of such adjournment.

Adjournment. The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy, whether or not sufficient to constitute a quorum, or any officer present entitled to preside or act as Secretary of the Meeting may adjourn the Meeting. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes have not been received to approve the Proposals or to permit further solicitation of proxies or for any other reason consistent with Maryland law and the Fund’s Articles of Incorporation and By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the

Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules and the Fund’s proxy statement for the 2023 annual meeting.

Shareholder Proposals. The Fund anticipates that its 2025 Annual Meeting of Shareholders will be held on or about May 22, 2025. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the 2025 Annual Meeting of Shareholders must send such written proposal to the Fund’s offices, at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary, so that it is received no later than December 3, 2024, in order to be included in the Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement.

A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund’s proxy statement by December 3, 2024, as described above, may nonetheless present a proposal at the Fund’s 2025 Annual Meeting of Shareholders if such shareholder notifies the Fund in writing, at the Fund’s offices, of such proposal by February 16, 2025. If a shareholder fails to give notice by this date, then the persons designated as proxies for the 2025 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

A shareholder proposal may be presented at the 2025 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

By Order of the Board of Directors,

Navid J. Tofigh

Vice President and Secretary

April 2, 2024

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EXHIBIT A

NOMINATING COMMITTEE CHARTER

I.        The Committee.

The Nominating Committee (the “Committee”) is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members.” For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund (“Disinterested Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.       Board Nominations and Functions.

1.        The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

2.        The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

3.        The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4.        The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund’s offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.     Committee Nominations and Functions.

The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

IV.     Other Powers and Responsibilities.

1.        The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

A-1

2.        The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3.        The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4.        A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws. In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall be given precedence.

5.        The Committee shall review this Charter at least annually and recommend any changes to the full Board.

ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.

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EXHIBIT B

FRANKLIN TEMPLETON

AUDIT COMMITTEE CHARTER

I.        The Committee.

The Audit Committee (“Committee”) is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”).1 The Committee shall consist of such number of members as set by the Board from time to time, but in no event fewer than three (NYSE-listed Funds only), and its members shall be selected by the Board. The Committee shall be comprised entirely of members who satisfy the requirements for independence set out in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “1934 Act”) (“Disinterested Board members”).2 Each member of the Committee must be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must be an “audit committee financial expert,” as determined by the Board and as defined in Item 3(b) of U.S. Securities and Exchange Commission (“SEC”) Form N-CSR. The Committee will make recommendations to the Board for its approval with respect to such audit committee financial expert determinations at least annually.

If a Committee member of an NYSE-listed Fund simultaneously serves on the audit committee of more than three public companies, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Fund’s Committee. When a member serves on multiple boards in the same fund complex, such service will be counted as one board for these purposes (NYSE-listed Funds only).

II.       Purposes of the Committee.

The function of the Committee is to assist Board oversight of the Fund’s financial statements and accounting and auditing processes, which shall include being directly responsible for the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm (“auditors”) engaged (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or

1          This document serves as the Charter for the Committee of certain U.S. registered investment companies within Franklin Templeton, and each series thereof as applicable (a “Fund”), including the Franklin, Templeton and New Jersey/Alternative Strategies Funds, as well as Franklin Templeton ETF Trust, Franklin ETF Trust, Franklin Templeton Trust, Legg Mason ETF Investment Trust, and Legg Mason ETF Investment Trust II. Exchange-listed Funds and their principal exchanges are included on Appendix A.

2          Each member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board, or any other Board committee: (A) accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund or any subsidiary thereof, provided that, unless the rules of the applicable national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Fund (provided that such compensation is not contingent in any way on continued service); or (B) be an “interested person” of the Fund as defined in section 2(a)(19) of the Investment Company Act of 1940.

attest services for the Fund. It is management’s responsibility to prepare the Fund’s financial statements in accordance with generally accepted accounting principles (“GAAP”) and to maintain appropriate systems for accounting and internal controls. It is the auditors’ responsibility to express an opinion on the Fund’s financial statements, to plan and carry out an audit in accordance with the standards of the SEC and the Public Company Accounting Oversight Board (“PCAOB”) and to report directly to the Committee. It is not the duty of the Committee to plan or conduct audits or to determine that the Fund’s financial statements are complete and in accordance with GAAP.

Consistent with such allocation of functions, the purposes of the Committee are:

(a) To oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, and to obtain, where it deems appropriate, reports on internal controls of service providers to the Fund;

(b) To oversee or, as appropriate, assist Board oversight of the quality, objectivity and integrity of the Fund’s financial statements and the independent audit thereof;

(c) To oversee or, as appropriate, assist Board oversight of the Fund’s compliance with legal and regulatory requirements (primarily as they relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits);

(d) To approve prior to appointment the engagement of the Fund’s auditors and, in connection therewith, to review and evaluate the auditors’ qualifications, independence and performance, taking into account the opinions of management;

(e) To act as a liaison between the Fund’s auditors and the Board;

(f) to prepare, or authorize the preparation of, the disclosure required by Item 407(d)(3)(i) of Regulation S-K (the “Audit Committee Report”) for inclusion in the Fund’s annual proxy statement (NYSE- and NYSE American-listed Funds only); and

(g) To consider such other matters as it deems appropriate in carrying out its purpose and any other matters that may be assigned to it by the Board.

In addition, the Committee shall serve as the Fund’s Qualified Legal Compliance Committee (“QLCC”) pursuant to Section 205 of the SEC’s Standards of Professional Conduct for Attorneys Appearing and Practicing before the Commission in the Representation of an Issuer (the “Standards”). In this capacity, the Committee is required to adopt and maintain written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation. “Evidence of a material violation” means credible evidence, based upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a material violation of an applicable U.S. federal or state securities law, a material breach of fiduciary (or similar) duty to the Fund arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law has occurred, is ongoing, or is about to occur.

III.     Powers and Duties.

The Committee shall have the following powers and duties to carry out its purposes:

(a) To select the auditors, subject to approval both by the Board and by a separate vote of the Disinterested Board members, and, in connection therewith, to evaluate the independence and qualifications of the auditors in accordance with applicable federal securities laws and regulations and the rules and standards of the PCAOB.

(b) To be directly responsible for approving the services to be provided by, and the compensation of, the auditors, including:

(i)       pre-approval of all audit and audit related services;

(ii)      pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)     pre-approval of all non-audit related services to be provided by the auditors to the Fund’s investment adviser3 or to any entity that controls, is controlled by or is under common control with the Fund’s investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

(iv)     if deemed necessary or appropriate, as an alternative to Committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above:

(A)     establishment by the Committee of policies and procedures to pre-approve such services, provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the 1934 Act), to management; or

(B)     delegation by the Committee to one or more designated members of the Committee who are Disinterested Board members of authority to pre-approve such services, provided the Committee is informed of the decisions of any member pursuant to such delegated authority no later than its next scheduled meeting;

subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(c) To meet with the auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters or concerns relating to the Fund’s financial statements, including any recorded and/or unrecorded adjustments to such statements recommended by the auditors, or other results of audits; (iii) consider the auditors’ comments with respect to the Fund’s financial, accounting and reporting policies, procedures and internal controls and management’s responses thereto; and (iv) to review the form of opinion the auditors propose to render.

(d) To meet to review and discuss the Fund’s annual audited financial statements with management and the auditors, including reviewing the Fund’s disclosures under “Management’s Discussion of Fund Performance” (“MDFP”) in its annual shareholder report (All Funds). To meet to review and discuss the Fund’s semi-annual financial statements with management, including reviewing the Fund’s MDFP disclosures in its semi-annual shareholder report, as applicable (NYSE-listed Funds and New Jersey/Alternative Strategies Funds only). Such meetings may be telephonic.

3          For these purposes, an investment adviser does not include an unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

(e) To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

(f) To receive and consider reports from the auditors:

(i)       as required by generally accepted accounting standards, including Auditing Standard (“AS”) No. 1301 (Communications with Audit Committees);

(ii)      annually and by update as required by SEC Regulation S-X, regarding:

(A)     all critical accounting policies and practices of the Fund to be used;

(B)     all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management of the Fund, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors;

(C)     other material written communications between the auditors and management of the Fund, such as any management letter or schedule of unadjusted differences; and

(D)     all non-audit services provided to any entity in an investment company complex, as defined in SEC Regulation S-X, that were not pre-approved by the Committee pursuant to SEC Regulation S-X;

(iii)     at least annually regarding the auditors’ internal quality-control procedures; and

(iv)     at least annually regarding any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues.

(g) To review (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund’s selection or application of accounting principles, and major issues as to the adequacy of the Fund’s internal controls and any special audit steps adopted in light of material control deficiencies; and (ii) analyses prepared by management and/or the auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

(h) In considering the independence of the auditors:

(i)       at least annually to receive from the auditors a formal written statement, and other reports as necessary, describing all relationships between the auditors and the Fund, the Fund’s investment adviser and service providers, and other entities advised or serviced by, including any entities controlling, controlled by or under common control with, the investment adviser or any other service providers to the Fund that, in the auditors’ judgment, could be thought to bear upon the auditors’ independence;

(ii)      to receive and consider, if applicable, periodic reports from the auditors regarding whether the provision of non-audit services (including tax services) is compatible with maintaining the auditors’ independence;

(iii)     to request from the auditors a written affirmation that they are independent auditors under the federal securities laws and standards adopted by the PCAOB; and

(iv)     to discuss with the auditors any disclosed relationships or services that may impact the objectivity, impartial judgment, and independence of the auditors and for taking, or recommending that the Board take, appropriate action to oversee the independence of the auditors.

(i) To require that the auditors regularly provide timely information to the Committee with respect to new rules and pronouncements by applicable regulatory and accounting standards agencies, along with an explanation of how such developments may affect the Fund’s financial statements and accounting principles and practices.

(j) To review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Fund.

(k) To consider any reports of audit problems or difficulties that may have arisen during the course of the audit, including any limitations of the scope of the audit, and management’s response thereto.

(l) To review communications from the Fund’s Chief Executive Officer – Finance and Administration, and Chief Financial Officer and Chief Accounting Officer concerning (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Fund’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund’s internal controls over financial reporting, and to review requested communications from management for any other purposes the Committee deems appropriate.

(m) In connection with the preparation of the Audit Committee Report (NYSE and NYSE American-listed Funds only):

(i)       to review and discuss the audited financial statements of the Fund with management;

(ii)      to discuss with the auditors the matters required to be discussed by the applicable requirements of the PCAOB and the SEC;

(iii)     to receive the written disclosures and the letter(s) from the auditors required by applicable requirements of the PCAOB regarding the auditor’s communications with the Committee concerning independence (referred to in paragraph (h) above), and discuss with the auditors the auditor’s independence; and

(iv)     based on the review and discussions referred to in paragraphs (i) through (iii) above, to recommend to the Board that the audited financial statements be included in the Fund’s annual report on Form N-CSR for the last fiscal year for filing with the SEC.

(n) To review and discuss, as appropriate, the Fund’s earnings press releases (including the type and presentation of information to be included therein, paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as any financial information and earnings guidance provided to analysts and rating agencies. (NYSE-listed Funds only)

(o) To review and discuss the Fund’s processes with respect to risk assessment and risk management.

(p) To set clear policies relating to the hiring by entities within Franklin Templeton of employees or former employees of the auditors.

(q) To evaluate, as either part of the full Board or as a Committee, its performance at least annually.

(r) To review potential conflict of interest situations where appropriate in connection with the Fund’s ongoing review of all related party transactions.

(s) To inform the chief legal officer (“CLO”) and chief executive officer (“CEO”) of the Fund (or the equivalents thereof) of any report of evidence of a material violation by the Fund, its officers, directors/trustees, employees (if any), or agents (collectively, “affiliates”). In connection therewith, the Committee shall:

(i)       determine whether an investigation is necessary regarding any report of evidence of a material violation by the Fund or its affiliates;

(ii)      if the Committee determines such an investigation is necessary or appropriate, (A) notify the Board; (B) initiate an investigation, which may be conducted by either the CLO or by outside attorneys; and (C) retain such additional expert personnel as the Committee deems necessary to assist in the investigation;

(iii)     at the conclusion of any such investigation, (A) recommend by a majority vote, that the Fund implement an appropriate response (as defined in Section 205.2(b) of the Standards) to evidence of a material violation, and (B) inform the CLO and the CEO and the Board of the results of such investigation and the appropriate remedial measures to be adopted;

(iv)     acting by majority vote, take all other appropriate action, including the authority to notify the SEC in the event the Fund fails in any material respect to implement an appropriate response that the Committee has recommended the Fund to take; and

(v)      otherwise respond to evidence of a material violation.

IV.     Other Functions and Procedures of the Committee.

(a) The Committee shall meet at least twice each year or more frequently, in open or executive sessions, as may be necessary to fulfill its responsibilities. The Committee shall meet as frequently as circumstances require with (i) the auditors as provided in III(c), above; and (ii) management’s internal audit department to review and discuss internal audit functions and reports. The Committee may invite members of management, the auditors, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall meet separately, periodically, with management and with the auditors.

(b) The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund or the Fund’s adviser regarding accounting, internal accounting controls, or accounting matters relating to the Fund; and (ii) the confidential, anonymous submission by employees of the Fund or Franklin Resources, Inc. and its subsidiaries of concerns regarding questionable accounting or auditing matters.

(c) The Committee shall have the authority to engage special or independent counsel, experts and other advisers as and when it determines necessary to carry out its duties.

(d) The Fund must provide for appropriate funding, as determined by the Committee in its capacity as a Committee of the Board, for payment of (i) compensation to any auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (ii) compensation to any advisers employed by the Committee (under paragraph (c) above); and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

(e) The Committee shall have unrestricted access to the Fund’s management and management of the Fund’s adviser, including, but not limited to, their chief executive officer(s), chief financial officer(s), internal auditors and any other executives and financial officers.

(f) The Committee shall report its activities to the Board, including any issues that arise with respect to the quality or integrity of the Fund’s financial statements, the Fund’s compliance with legal or regulatory requirements, or the qualifications, performance and independence of the Fund’s auditors, and make such recommendations as the Committee may deem necessary or appropriate.

(g) The Committee shall review and assess the adequacy of this Charter annually, or more frequently if it chooses, and recommend any changes to the Board. The Board shall adopt and approve this Charter and may amend it on its own motion.

(h) The Committee shall meet jointly with the Audit Committees of the other Funds within the Franklin Templeton Fund complex as may be appropriate, including to attend presentations and review proposals and other matters of common concern to all such Audit Committees.

(i) Pursuant to delegated authority from the Board, and at the request of the applicable investment manager of the Fund (the “Investment Manager”), the Committee, or an appointed delegate of the Committee as applicable, shall provide proxy voting instructions as a representative of the Fund to the Investment Manager in certain situations where the Investment Manager has identified a material conflict of interest between the Investment Manager or one of its affiliates and an issuer (i.e., the Committee or its appointed delegate will approve or disapprove the Investment Manager’s voting recommendation).

(j) To the extent applicable to the Fund, the Committee shall comply with such other rules of the applicable national securities exchanges and the SEC applicable to exchange-listed funds, as such may be adopted and amended from time to time. (Exchange-listed Funds only)

Appendix A

Amended as of October 2, 2023

EXCHANGE-LISTED FUNDS

Funds listed on New York Stock Exchange LLC (“NYSE-listed Funds”)

Franklin Universal Trust

Templeton Dragon Fund, Inc.

Templeton Emerging Markets Fund

Templeton Emerging Markets Income Fund

Fund listed on NYSE American LLC (“NYSE American-listed Fund”)

Franklin Limited Duration Income Trust

Funds listed on NYSE Arca, Inc.

Franklin ETF Trust

Franklin Short Duration U.S. Government ETF

Franklin Templeton ETF Trust

Franklin FTSE Asia ex Japan ETF

Franklin FTSE Australia ETF

Franklin FTSE Brazil ETF

Franklin FTSE Canada ETF

Franklin FTSE China ETF

Franklin FTSE Europe ETF

Franklin FTSE Eurozone ETF

Franklin FTSE France ETF

Franklin FTSE Germany ETF

Franklin FTSE Hong Kong ETF

Franklin FTSE India ETF

Franklin FTSE Italy ETF

Franklin FTSE Japan ETF

Franklin FTSE Japan Hedged ETF

Franklin FTSE Latin America ETF

Franklin FTSE Mexico ETF

Franklin FTSE Saudi Arabia ETF

Franklin FTSE South Africa ETF

Franklin FTSE South Korea ETF

Franklin FTSE Switzerland ETF

Franklin FTSE Taiwan ETF

Franklin FTSE United Kingdom ETF

Franklin Dynamic Municipal Bond ETF

Franklin Emerging Market Core Dividend Tilt Index ETF

Franklin Income Focus ETF

Franklin International Core Dividend Tilt Index ETF

Franklin Investment Grade Corporate ETF

Franklin Municipal Green Bond ETF

Franklin Systematic Style Premia ETF

Franklin Ultra Short Bond ETF

Franklin U.S. Core Bond ETF

Franklin U.S. Core Dividend Tilt Index ETF

Franklin U.S. Equity Index ETF

Franklin U.S. Low Volatility ETF

Franklin U.S. Treasury Bond ETF

Funds listed on Cboe BZX Exchange, Inc.

Franklin Templeton ETF Trust

Franklin Disruptive Commerce ETF

Franklin Exponential Data ETF

Franklin Focused Growth ETF

Franklin Genomic Advancements ETF

Franklin High Yield Corporate ETF

Franklin Intelligent Machines ETF

Franklin International Aggregate Bond ETF

Franklin Senior Loan ETF

Franklin U.S. Large Cap Multifactor Index ETF

Franklin U.S. Mid Cap Multifactor Index ETF

Franklin U.S. Small Cap Multifactor Index ETF

Legg Mason ETF Investment Trust

Franklin International Low Volatility High Dividend Index ETF

Legg Mason ETF Investment Trust II

ClearBridge Focus Value ESG ETF

Funds listed on The Nasdaq Stock Market LLC

Franklin Templeton ETF Trust

Brandywine GLOBAL – Dynamic US Large Cap Value ETF

BrandywineGLOBAL – U.S. Fixed Income ETF

ClearBridge Sustainable Infrastructure ETF

Martin Curry Sustainable International Equity ETF

Western Asset Bond ETF

Legg Mason ETF Investment Trust

ClearBridge All Cap Growth ESG ETF

ClearBridge Dividend Strategy ESG ETF

ClearBridge Large Cap Growth ESG ETF

Franklin U.S. Low Volatility High Dividend Index ETF

Royce Quant Small-Cap Quality Value ETF

Western Asset Short Duration Income ETF

Western Asset Total Return ETF

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TLTDF PROXY 04/24

FRANKLIN TEMPLETON

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER REGISTRATION FIELD

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. By **PHONE** with a live operator when you call (866) 828-6931 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time
3. By **Interactive Voice Response** when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line
4. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

CONTROL NUMBER 123456789101

TEMPLETON DRAGON FUND, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 23, 2024

The undersigned hereby revokes all previous proxies for his/her shares of Templeton Dragon Fund, Inc. (the "Fund") and appoints Alison E. Baur, Marc De Oliveira and Navid J. Tofigh, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the "Meeting") to be held at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 at 12:00 Noon, Eastern time, on May 23, 2024, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting, including any matters presented for which the Fund was not given timely notice.

This proxy is solicited by the Board of Directors on behalf of the Fund.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(866) 828-6931**. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

The proxy statement for this Meeting is available on the Internet at:
https://vote.proxyonline.com/franklin/docs/tdf2024.pdf